UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 20, 2018

SILVERBOW RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 North Dairy Ashford, Suite 1200 Houston, Texas 77079
(Address of principal executive offices)

281 874-2700
(Registrant’s telephone number)
Not Applicable
(Former Name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Amendment to Credit Agreement

On April 20, 2018, SilverBow Resources, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment to Credit Agreement”) to the First Amended and Restated Senior Secured Credit Agreement dated as of April 19, 2017 (the “Credit Agreement”, and such credit facility, as amended, the “Revolving Credit Facility”) among the Company, JPMorgan Chase Bank, N.A. (the “First Lien Agent”), the guarantors party thereto and the lenders party thereto. Among other things, the Third Amendment to Credit Agreement (i) reaffirms the borrowing base under the Revolving Credit Facility at $330 million, (ii) decreases the applicable margin used to calculate the interest rate under the Credit Agreement by 50 basis points and (iii) carves out certain permitted basis differential swaps from the calculation of the maximum hedging covenant in the Credit Agreement.

The foregoing is qualified in its entirety by reference to the Third Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Credit Agreement are described in the Current Report on Form 8-K previously filed with the Commission on April 21, 2017.

Amendment to Note Purchase Agreement

On April 20, 2018, the Company entered into a First Amendment (the “First Amendment to Note Purchase Agreement”) to the Note Purchase Agreement dated as of December 15, 2017 (the “Note Purchase Agreement”) among the Company, as issuer, U.S. Bank National Association, as agent and collateral agent (the “Second Lien Agent”), the guarantors party thereto and certain holders that are a party thereto. Among other things, the First Amendment to Note Purchase Agreement carves out certain permitted basis differential swaps from the calculation of the maximum hedging covenant in the Note Purchase Agreement.

The foregoing is qualified in its entirety by reference to the First Amendment to Note Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Note Purchase Agreement are described in the Current Report on Form 8-K previously filed with the Commission on December 19, 2017.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1
Third Amendment to First Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 20, 2018, by and among SilverBow Resources, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto and certain lenders party thereto

10.2
First Amendment to Note Purchase Agreement dated as of April 20, 2018, by and among SilverBow Resources, Inc., as issuer, U.S. Bank National Association, as agent and collateral agent, the guarantors party thereto and the purchasers party thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 24, 2018
SilverBow Resources, Inc.
By:    /s/Christopher M. Abundis
Christopher M. Abundis
Senior Vice President, General Counsel and Secretary

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